Exhibit Index


Regulation S-K                Description
Exhibit Table                      of
  Item No.                       Exhibit                Page No.

      10                      Extension of                Ex-2
                              termination
                              date for Credit
                              Agreement.


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                   AMERICAN HOME PRODUCTS CORPORATION
      FIVE GIRALDA FARMS, MADISON, NEW JERSEY 07940, (201)660-5000




                                      March 28, 1994

                                                        Treasury


Ms. Julie Soper
Vice President
Chemical Bank
270 Park Avenue
New York, NY 10017-2070

RE:  $1.0 BILLION CREDIT AGREEMENT DATED APRIL 29, 1993

Dear Julie:

In connection with the referenced Credit Agreement between American Home Products Corporation and Chemical Bank as Agent, together with the Lenders, please accept this letter as confirmation of our desire to extend the termination date another
364 days as provided in the Agreement under Section 2.18.

Attached for your use are several copies of our 1993 Annual
Report. Please feel free to distribute these copies to the Lenders together with their notifications.

Please feel free to call me (201-660-6432) if you have any questions.

                                    Sincerely,

                                    /S/ Thomas R. Siegert
                                        Thomas R. Siegert
                                    Assistant Treasurer

cc:  S. Parker
     J. O'Connor

CHEMICAL


Chemical Bank                            Julie A. Soper
270 Park Avenue                          Vice President
New York, NY 10017-2070                  Banking & Corporate
212/270-1053                               Finance Group



                              April 28, 1994


Thomas R. Siegert
Assistant Treasurer
Director - Capital Markets and Foreign Exchange
American Home Products Corporation
Five Giralda Farms
Madison, NJ 07940

Re: Credit Agreement among American Home Products Corporation, the Lenders Parties thereto, and Chemical Bank, as Agent,
     Dated as of April 29, 1993 ("Credit Agreement").

All of the lenders except for Westpac Banking Corporation responded affirmative to the extension request dated March 28, 1994. Chemical Bank has acquired Westpac Banking Corporation's $25,000,000 commitment pursuant to section 8.7 (d), effective April 27, 1994. All of the other lenders' commitments remain unchanged. Therefore, pursuant to Section 2.18 under the above-referenced Credit Agreement, the Termination Date has been extended to April 11, 1995. The effective date of this extension is April 12, 1994.

It has been a pleasure working with you on this extension.
Please feel free to call me if you have any further questions.


                              Yours truly,

                              /S/ Julie A. Soper
                                  Julie A. Soper